UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1
to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2019 (October 23, 2018)

Riot Blockchain, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401,
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

 (Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 29, 2018, Riot Blockchain, Inc. (the “Company”) filed a current report on Form 8-K (the “Original 8-K”) reporting the entry into a material definitive agreement with Synapse Financial Technologies, Inc. (“SynapseFi”) under Item 1.01 (the “Agreement”). This Amendment No. 1 on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to reflect that the Company withdrew its request for confidential treatment of certain provisions of the Agreement originally disclosed in redacted form on Exhibit 10.1 to the Original 8-K. The Company has additionally included as Exhibit 10.1 to this Form 8-K/A, the Agreement in its entirety with the previously omitted portions with respect to which the Company has withdrawn its confidential treatment request.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Master Services Agreement and Software-as-a-Service Order Form by and between Logical Brokerage Corporation and Synapse Financial Technologies, Inc.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: March 20, 2019	By:	/s/ Robby Chang
Robby Chang
Chief Financial Officer